SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY
VARIABLE SEPARATE ACCOUNT
SUPPLEMENT TO THE
POLARIS PLATINUM II VARIABLE ANNUITY PROSPECTUS
DATED APRIL 30, 2012

Effective on or about June 29, 2012, the Columbia VP – Diversified Equity Income Fund will be renamed as Columbia VP – Dividend Opportunity Fund. Accordingly, all references in the prospectus to the “Columbia VP – Diversified Equity Income Fund” are hereby replaced with “Columbia VP – Dividend Opportunity Fund.”
Date: June 29, 2012
Please keep this Supplement with your Prospectus